Exhibit 99.1

One World. One KEMET General Investor Presentation September 2012

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) inability to attract, train and retain effective employees and management; (xi) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) subject to international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) needing to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview 3 KEMET Laboratories was founded by Union Carbide in 1919 U.S. listed company since 1992 Global manufacturer of tantalum, ceramic, film, aluminum, electrolytic & paper capacitors Offers 95% of dielectric solutions 22 manufacturing locations in 10 countries Manufacturing facilities in Mexico, China, Indonesia, Europe and the United States 10,000 employees worldwide (March 31, 2012) USA: 600 – Mexico: 5,000 Asia: 2,500 – Europe: 1,900 Global sales force covering the Americas, EMEA and Asia Recognized as the “Easy-to-Buy-From” company

The Capacitance Company KEMET CHARGED.

Business Segment Overview

	Tantalum Business	Ceramic Business	Film & Electrolytic Business
Market Segment / Selected Application Detail	Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm.	Computer – Microprocessor Decoupling Mobile Phones – General Automotive – Infotainment/Driver Convenience LCD TV/Gaming – General Industrial Specialty – Oil Exploration Military/Aerospace – Power Supply/Comm.	Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies
Products			

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One world. One KEMET.

Global Reach and Low Cost Production Base

The Capacitance Company
KEMET
CHARGED.

- KEMET's facilities in Mexico, China and other international locations are among the most cost efficient in the world
- The Company's manufacturing facilities also provide proximity to large and growing end markets

Customers continue the trend of relocating production facilities to Asia

Production Base



Northhampton, England
Suomussalmi, Finland
Granna, Sweden
Weymouth, United Kingdom
Farjestaden, Sweden
Knoxville, TN
Monghidoro, Italy
Landsberg, Germany
Sasso Marconi, Italy
Carson City, NV
Vergato, Italy
Kyustendil, Bulgaria
Suzhou, China (2)
Greenville, South Carolina
Anting, China
Matamoros, Mexico
Evora, Portugal
Monterrey, Mexico (1)
Nantong, China
Ciudad Victoria, Mexico
Batam, Indonesia
Headquarters and Manufacturing (1)
Manufacturing (22)

(1) Includes two manufacturing facilities
(2) Includes three manufacturing facilities

Major Sales Locations

America's
- Wilmington, MA
- West Chester, PA
- Carmel, IN
- Shaumburg, IL
- Lake Mary, FL
- Ft Lauderdale, FL
- Milpitas, CA
- Guadalajara, Mexico

Asia
- Beijing, China
- Shanghai, China
- Shenzhen, China
- Taipei, Taiwan
- Hong Kong
- Bangalore, India
- Singapore
- Penang, Malaysia
- Seoul, South Korea

EMEA
- Landsberg, Germany
- Rome, Italy
- Geneva, Switzerland
- Madrid, Spain
- Paris, France
- Rainhill, UK
- Coatbridge, UK
- Bishop's Stortford, UK
- Dortmund, Germany
- Espoo, Finland

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One world. One KEMET.

Market Overview

FY12 Revenue

Strong Customer Relationships 8 KEMET’s emphasis on quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and ODMs Won multiple awards, including “Exceptional Sales Performance Award” for 2010 (Digi-Key), “Outstanding Performance Award” (Sanmina-SCI) and 2009 Innovision Award for Technology Development Extensive network of global Distribution partners Distribution EMS OEM

Alternative Energy Products & Facilities

GREEN ENERGY Potential Markets Hybrid/Electric Vehicles Wind Solar Thermal Tidal Storage Smart Grid Efficiency Electric Motors

GREEN ENERGY Customer Examples

Simpsonville, South Carolina – New Manufacturing Facility 12

Walking the Talk “Greening of Greenville” 13

Restructuring & Low-Cost Manufacturing in Europe

Skopje Macedonia Progress – August 2012 Main power connected 5/16. Film manufacturing line installed 2QFY13 Qualification and Production ramp to occur 3QFY13

Under Construction ~586 people when completed Consolidation of multiple facilities in Italy Pontecchio, Italy

Acquisition and Supply Chain Iniativies Film & Electrolytic Business Group

KFM Foil Facility – Knoxville, TN 18 Acquisition in June 2011 Foil Plant now fully integrated with KEMET Secured long-term supply of quality formed aluminum foil to support sustainable business growth Vertically integrated to assure long-term cost control and profitability

Acquisition and Supply Chain Iniativies Tantalum Business Group

Sourcing of Tantalum Ore - DRC First ore shipped from the DRC in September All activities consistent with current SEC Dodd-Frank Section 1502 KEMET publically commits to OECD Due Diligence Guidance pilot to improve guidance protocols for Conflict Minerals KEMET among leading companies to assure continuous improvements of quality of life in the DRC SEC Roundtable on 10/18 discusses Dodd-Frank Section 1502 in support of finalizing rule in the near future KEMET present at meeting Industry concerns regarding construction of rule discussed 20

Niotan Acquisition Leading manufacturer of Tantalum Powders Previously a supplier to KEMET Purchase price $75 million + $10 million in royalty payments $30 million at closing $45 million over thirty months Located in Carson City, Nevada Acquisition closed in March 2012 21

KEMET’s Tantalum Vertically Integrated Supply Chain Mine provides Ore KTaF converted to Ta Powder/Wire Ta Powder/Wire converts to Ta Capacitors Ore converted to KTaF

KEMET’s Complete Vertically Integrated Tantalum Supply Chain KEMET now has the ability to manufacture the majority of its tantalum powder requirements KEMET is the only completely vertically integrated tantalum capacitor manufacturer of any appreciable size in the world KEMET’s strategy delivers a stable supply chain allowing us to be a strategic supplier to our global accounts KEMET control of supply chain will allow for technology developed on customer and market needs FY 2013 reduction in raw material costs - $10-15 million FY 2014 reduction in raw material costs - $40 million

Social Responsibility and Sustainability New Hospital under construction Existing Hospital Interior of new school Existing school interior

NEC TOKIN

Investment In NEC TOKIN

The Capacitance Company
KEMET
CHARGED.

- KEMET announced on March 12, 2012 that it has entered into an agreement to acquire a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation ("NEC TOKIN") and will receive two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN

- NEC TOKIN is currently a wholly-owned subsidiary of NEC Corporation

- NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices

- Revenues for NEC TOKIN for the fiscal year ended March 31, 2011 was ¥64,770 million or approximately $755 million

One world. One KEMET.

Investment In NEC TOKIN (cont.) Step 1 (signed) Step 2 (KEMET option) Step 3 (KEMET option) Date F1Q 2012 (1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representative KEMET (4); NEC (3) KEMET (4); NEC (3) NM KEMET accounting Equity Equity Consolidated (1) Target closing date. Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt.

Overview Of NEC TOKIN Revenues by Segment ($mm) (FY 3/11) ¥64,770 million ~$755 million

Sendai Shiroishi Toyama NEC TOKIN Manufacturing Locations – Japan Xiamen, China Calamba, Phillipines Dong Nai, Vietnam Chachoengsao, Thailand

Financial Targets Consolidated Gross Margin – 25% Operating Margin (EBIT) – 10% 30

One world. One KEMET. 31